UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.
1675 S. State Street, Suite B, Dover, Delaware 19901
(Name and address of agent for service)

With a copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. REPORTS TO STOCKHOLDERS.

A N N U A L R E P O R T

March 31, 2018

Small Company Fund International Equity Fund Mid Company Fund International Small Company Fund

Table of Contents

The Brown Capital Management Small Company Fund	1
Management Discussion of Fund Performance	1
Schedule of Investments	6

The Brown Capital Management International Equity Fund	8
Management Discussion of Fund Performance	8
Schedule of Investments	13

The Brown Capital Management Mid Company Fund	16
Management Discussion of Fund Performance	16
Schedule of Investments	21

The Brown Capital Management International Small Company Fund	23
Management Discussion of Fund Performance	23
Schedule of Investments	28

Statements of Assets and Liabilities	31

Statements of Operations	32

Statements of Changes in Net Assets	33

Financial Highlights	35

Notes to Financial Statements	43

Report of Independent Registered Public Accounting Firm	51

Fund Expenses	52

Additional Information	53

Trustees and Officers	57

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Small Company Fund – Investor and Institutional Share Classes

The Small Company Fund posted solid results for the fiscal year ending March 31, 2018, outpacing the stylized small cap growth index as measured by the Russell 2000 Growth. The Investor Share Class of the Fund ranked 13th percentile out of 667 peer funds based on total returns for the fiscal year ending March 31, 2018 in Morningstar’s Small Growth Category.

Portfolio Review

While the Small Company Fund celebrated another solid year, the team remains steadfast in its execution of a time-tested investment program that values in-depth research, characterized by conviction, witnessed through the Fund’s low turnover. The team remains optimistic about the Fund’s positioning but will not rest on its laurels. As evidence, they intend to begin a search for an additional team member next quarter.

Brown Capital Management routinely seeks to reinforce who we are as investors and what we believe. As stated this time every year, The Brown Capital Management Small Company Fund invests in a portfolio of 40 to 65 small growth companies with the potential to become larger companies. A dedicated investment team focuses on what they believe to be Exceptional Companies that save time, lives, money or headaches or provide a compelling value proposition to consumers. Through research-intensive process, we believe that a company’s capacity to grow earnings hinges on four critically important criteria around revenue. When applied over a three-to-five year evaluation horizon and implemented within a benchmark agnostic framework, this low turnover approach has the potential to generate attractive long-term returns.

The largest exposures in the Fund were in the Medical/Healthcare and Business Services categories (you may recall the team’s use of proprietary categories in lieu of Russell sectors given its benchmark agnostic approach). Consistent with a fundamental approach, there were diverse drivers to performance over the fiscal year. Below are select contributors and detractors as well as newly established and eliminated positions.

Leading Contributors

Proto Labs, Inc. manufactures low volume custom parts and prototypes for design engineers. Through a proprietary e-commerce platform and a highly automated manufacturing process, the company has reduced the time and cost required to produce machined and molded parts. The company continues to grow revenues by offering new materials, larger and more complex parts and new manufacturing techniques. The company reported stronger than expected revenue and earnings growth during the year. The company also agreed to acquire Rapid Manufacturing Group, a private company that provides quick-turn sheet metal fabrication and CNC machining services. The strong earnings announcements coupled with the acquisition announcement contributed to the recent price performance.

Abiomed, Inc. manufactures and sells a portfolio of minimally invasive heart recovery devices called the Impella. The Impella helps the heart maintain stable functions by pumping blood for the heart during surgical procedures. This gives a weak heart muscle an opportunity to rest and reduces the heart’s workload, preventing it from being overstressed while it receives treatment. The company drives revenue growth by increasing adoption of key products, expanding the product portfolio with more FDA approved devices, and creating greater awareness with clinical studies and real world evidence. The company reported stronger than expected revenue and earnings growth during the year, and announced two FDA label extensions for the Impella product line. These announcements combined with consistent execution contributed to the recent performance.

Paycom Software, Inc. provides cloud-based Human Capital Management (HCM) software for small to mid-sized companies in the U.S. The company provides functionality and data analytics that businesses need to manage the employment life cycle from recruitment to retirement. The company’s solution requires virtually no customization and is based on a core system of records maintained in a single database for all HCM functions, including talent acquisition, time and labor management, payroll, talent management and human resources management applications. The software allows for easy adoption by employees, enabling self-management of their HCM activities in the cloud, which reduces the administrative burden on employers and increases employee productivity. The company continues to grow revenue and earnings by increasing their presence in existing markets and expanding into additional markets through new sales office openings. The company continues to execute their growth strategy of targeting larger clients, as well as strengthening and extending the product portfolio. The company announced stronger than expected revenue and earnings growth during the year, which combined with consistent execution contributed to the recent performance.

Leading Detractors

Manhattan Associates, Inc. provides supply chain execution software, including solutions for warehouse management, transportation management, advanced planning and scheduling as well as integrated logistics. Manhattan serves customers in the transportation, retail, pharmaceutical, manufacturing and other industries. The company continues to drive revenue and earnings growth by developing new products, enhancing existing products and providing professional services that help customers manage the accelerating and fluctuating demands of their

Annual Report | March 31, 2018	1

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

supply chain. The company announced a transition from a license based revenue model to a subscription based revenue model. The company’s transition to a new revenue model as well as soft end market demand and competitive pressures contributed to the price performance.

NetScout Systems, Inc. provides application, network performance management and service assurance solutions that are used by commercial enterprises, governmental agencies and telecommunication service providers worldwide. Customers use NetScout solutions to monitor and maintain their networks. The company plans to drive revenue and earnings growth by integrating and enhancing acquired technologies, expanding the product portfolio, entering adjacent markets and selling new products to existing customers. Challenging end market conditions have reduced demand and pressured revenue growth. These difficult market conditions contributed to the recent performance.

Incyte Corp. develops and commercializes small molecule drugs which treat serious unmet medical needs including myelofibrosis and polycythemia. The company continues to drive revenue growth by expanding the number of drugs on the market, expanding the number of diseases that each drug addresses and expanding the pipeline of future drugs. Increased competition within a key drug category contributed to the recent performance.

Companies Purchased

iRhythm Technologies, Inc. is a medical device company that specializes in ambulatory cardiac monitoring. iRhythm’s flagship solution, the ZIO Service, allows physicians to diagnose heart arrhythmias more quickly and efficiently vs. traditional technologies. Early detection of heart rhythm disorders, such as atrial fibrillation, and other clinically relevant arrhythmias, allows for appropriate medical intervention and helps to avoid more serious downstream medical events, including stroke.

Alarm.com Holdings, Inc. provides interactive home security systems to professionally licensed security dealers in the US and various international markets. The company provides a comprehensive, cloud based, security system platform including cellular communications, control panels, sensors, smoke and leak detectors, video monitoring and thermostats. The company also provides tools that help the service providers manage their client base including installation and customer service support. Alarm.com drives revenue growth by integrating security devices into their current security platform and expanding into other areas like home automation, energy management and wellness.

Companies Sold

Dolby Laboratories, Inc. develops and delivers high-quality sound technology, products and content for the motion picture, consumer electronics and professional audio industries worldwide. We initially invested in the company in 2005 based on the company’s position as the standard technology throughout the entertainment industry. Over the investment horizon the company has grown revenue from $328 million to over $1.1 billion. Given the revenue level and revenue growth potential, we believe the company has graduated from the Small Company investment program. As result, we sold Dolby from the Fund.

FLIR Systems, Inc. provides thermal imaging, visible-light imaging systems, measurement and diagnostic systems and advanced threat-detection solutions worldwide. The company operates through six segments: Surveillance, Instruments, OEM and Emerging Markets, Maritime, Security and Detection. We initially purchased FLIR in 2003 for the Small Company investment program based on its ability to provide its technology for commercial and consumer use. Over the investment horizon, FLIR has grown revenue from $312 million to over $1.8 billion. Given the revenue level and future growth potential, we believe the company has graduated from the investment program. As a result, we have sold FLIR from the Fund.

Closing Thoughts

What’s the outlook for equity markets? Will stocks continue to go up? Over the past year, our client conversations ranged from momentum-driven questions in 2017 to volatility’s uncertainty in early 2018. We are reluctant to answer outlook questions because we do not claim to know the immediate direction or future of equity indices.

We’ve always been careful to avoid the pitfalls of “short-termism.” The Oxford Dictionary defines short-termism as concentration on short-term objectives for immediate profit at the expense of long-term security. Our thought-process could be described as “long-termism” for our practice of making decisions with a multi-year time horizon. We give companies the time to do what we expect them to do.

Throughout our history, Brown Capital has distinguished itself by being different as a means to achieve different and positive long-term outcomes. Our efforts emphasize understanding companies and constructing the Fund without the distraction of benchmarks. In his book, “Deep Work”, author Cal Newport observes that “distraction is the destroyer of depth” and that “you must focus intensely without distraction” because “clarity about what matters provides clarity about what does not.” Deep research is embraced as a time-tested process across our firm.

2	www.browncapital.com

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Brown Capital Management will celebrate its 35th anniversary in July 2018. Our founder, Eddie C. Brown, launched the firm with a vision that holds deeply true today – to be a focused growth manager steeped in independent company research, serious long-term investing, and an unwavering reputation for integrity.

Thank you for your confidence and investment in Brown Capital Management.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values. You cannot invest directly into an index.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). For the 3, 5, and 10 year periods, the Investor Share Class of the Small Company Fund was ranked 3rd percentile out of 578,4th percentile out of 520, and 1st percentile out of 394 as of 3/31/18 based on total returns relative to our peers in the Morningstar Small Growth Category.

Annual Report | March 31, 2018	3

The Brown Capital Management Small Company Fund

March 31, 2018 (Unaudited)

This graph assumes an initial investment of $10,000 at March 31, 2008. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000® Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2018)

	Average Annual Total Returns					Total Annual

					Since Inception	Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses

The Brown Capital Management Small Company Fund -
Investor Class	26.52%	15.71%	16.64%	15.13%	12.65%	1.29%

The Brown Capital Management Small Company Fund -
Institutional Class	26.78%	15.94%	16.87%	15.27%	12.70%	1.09%

Russell 2000® Growth Index	18.63%	8.77%	12.90%	10.95%	7.92%

Morningstar Small Growth Category	18.69%	8.80%	12.01%	10.40%	N/A

SCF-Investor Percentile Ranking vs
Total Funds in M-Star Small Growth Category	13/667	3/578	4/520	1/394	N/A

SCF-Institutional Percentile Ranking vs
Total Funds in M-Star Small Growth Category	12/667	2/578	4/520	1/394	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2017. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by larger domestic companies.

4	www.browncapital.com

The Brown Capital Management Small Company Fund

March 31, 2018 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2018	5

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 95.75%

	Business Services – 25.48%
2,221,226	ACI Worldwide, Inc.(a)	$52,687,481
1,408,003	ANSYS, Inc.(a)	220,619,990
1,451,030	Ellie Mae, Inc.(a)	133,407,698
1,725,883	Guidewire Software, Inc.(a)	139,503,123
4,253,139	NIC, Inc.(b)	56,566,749
304,711	Nuance Communications, Inc.(a)	4,799,198
2,345,697	Paycom Software, Inc.(a)	251,904,401
1,991,740	PROS Holdings, Inc.(a)(b)	65,747,337
1,073,454	Tyler Technologies, Inc.(a)	226,455,856

		1,151,691,833

	Consumer Related – 1.27%
920,236	Alarm.com Holdings, Inc.(a)	34,729,706
1,576,390	Zoe’s Kitchen, Inc.(a)(b)	22,763,072

		57,492,778

	Industrial Products & Systems – 17.22%
2,042,086	Balchem Corp.(b)	166,940,531
3,652,228	Cognex Corp.	189,879,334
109,477	Diodes, Inc.(a)	3,334,669
864,226	DMC Global, Inc.(b)	23,118,046
702,420	Geospace Technologies Corp.(a)(b)	6,932,885
2,200,654	Proto Labs, Inc.(a)(b)	258,686,878
2,420,073	Sun Hydraulics Corp.(b)	129,619,110

		778,511,453

	Information/Knowledge Management – 13.73%
1,837,432	American Software, Inc. - Class A(b)	23,886,616
2,357,498	Blackbaud, Inc.	240,016,871
4,533,141	Manhattan Associates, Inc.(a)(b)	189,847,945
2,655,376	NetScout Systems, Inc.(a)	69,969,158
4,321,657	Quality Systems, Inc.(a)(b)	58,990,618
1,618,110	Vocera Communications, Inc.(a)(b)	37,896,136

		620,607,344

	Medical/Health Care – 32.67%
1,282,828	Abaxis, Inc.(b)	90,593,313
755,919	ABIOMED, Inc.(a)	219,964,870
1,056,807	Bio Techne Corp.	159,620,129
430,257	Bruker Corp.	12,873,290
1,617,727	Cantel Medical Corp.	180,230,965
1,157,217	Cardiovascular Systems, Inc.(a)	25,377,769
4,189,227	Endologix, Inc.(a)(b)	17,720,430
435,770	Incyte Corp.(a)	36,312,714
1,093,926	Inogen, Inc.(a)(b)	134,377,870
336,618	iRhythm Technologies, Inc.(a)	21,190,103
2,997,208	Ironwood Pharmaceuticals, Inc.(a)	46,246,919
2,779,587	Medidata Solutions, Inc.(a)	174,585,860
2,464,906	Meridian Bioscience, Inc.(b)	35,001,665
2,520,402	Quidel Corp.(a)(b)	130,582,028
2,635,913	Veeva Systems, Inc. Class A(a)	192,474,367

		1,477,152,292

6	www.browncapital.com

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 95.75% (continued)
	Miscellaneous – 5.38%
3,629,370	Neogen Corp.(a)(b)	$243,131,496

Total Common Stocks (Cost $2,064,677,312)		4,328,587,196

SHORT TERM INVESTMENTS – 4.49%
203,125,889	Dreyfus Government Cash Management Institutional Shares, 1.51%(c)	203,125,889

Total Short Term Investments (Cost $203,125,889)		203,125,889

Total Value of Investments (Cost $2,267,803,201) – 100.24%		4,531,713,085
Liabilities in Excess of Other Assets – (0.24)%		(10,996,493)

Net Assets – 100.00%		$4,520,716,592

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2018.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	25.48%	$1,151,691,833
Cash & Equivalents	4.49%	203,125,889
Consumer Related	1.27%	57,492,778
Industrial Products & Systems	17.22%	778,511,453
Information/Knowledge Management	13.73%	620,607,344
Medical/Health Care	32.67%	1,477,152,292
Miscellaneous	5.38%	243,131,496
Liabilities in excess of other assets	(0.24)%	(10,996,493)

Total	100.00%	$4,520,716,592

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2018	7

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

International Equity Fund – Investor and Institutional Share Classes

For the fiscal year ended March 31, 2018, the Fund lagged both broad market indices, as measured by MSCI EAFE. The Investor Share Class of the Fund ranked 92nd percentile out of 404 peer funds based on total returns for the fiscal year ending March 31, 2018 in Morningstar’s Foreign Large Growth Category.

Portfolio Review

This fiscal year was a strong one for equity markets around the globe, benefiting from a potent combination of good earnings and low inflation that allowed central banks to remain accommodative. We believe these twin forces contributed to the resiliency of global stock markets in the face of an uncertain U.S. legislative agenda, a protracted U.K. Brexit1 negotiation, and trade-war concerns. Foreign stock performance was also helped by the weaker U.S. dollar, which provided a tailwind for international investors.

Regardless of macro-economic factors or market conditions, we stick to our approach - finding, analyzing and monitoring exceptional growth companies located outside of the United States. Our investment process focuses on individual companies and the company-specific fundamentals that enable or inhibit their ability to be successful. We remain enthusiastic about quality, durable, growth companies.

At fiscal year end, the Fund is fully invested (cash less than 5%) in 48 company holdings in 19 countries. The top ten holdings represent about 35% of the portfolio. We continue our active research activities, monitoring existing holdings and searching for new, exceptional growth company holdings for your portfolio. We highlight two new positions and three eliminations in the Fund later in this communication. We also highlight three companies that contributed to, and three that detracted from performance below.

Leading Contributors

ICON PLC is an Ireland-based contract research organization (CRO) serving global pharmaceutical companies. Pharmaceutical companies continue to outsource clinical trials to CROs, and ICON continues to benefit from its strong competitive position and global execution capability. ICON has expanded its client base to include small to medium sized biopharmaceutical companies.

Kingdee International Software Group Co., Ltd. is a China-based, enterprise resource planning (ERP) company focused on the small to medium enterprise (SME) customer segment in China. During the most recent quarter, the company delivered earnings results that showed strong growth fueled by demand for cloud solutions. We continue to see attractive growth potential in the company’s end markets.

Total Produce PLC is an Ireland-based leading distributor of fresh produce in Europe, operating in over twenty countries. Over the year, the company delivered good earnings results. We continue to have confidence in the management team and its cash-generative business model.

Leading Detractors

Nabors Industries, Ltd. is a Bermuda-based oil and natural gas drilling contractor focused on land drilling equipment and services. The prolonged energy price decline created a very difficult operating environment for Nabors. While in the past we have trimmed our position, we eliminated it during this fiscal year.

Teva Pharmaceutical Industries is an Israel-based global generic and specialty pharmaceutical company. Teva had a very challenging year, missing its earnings forecast, lowering guidance, and taking an asset write down on an acquisition it closed in 2016. These results were driven by greater competition in its generics business, which led to price erosion and volume declines. To better manage the debt load associated with the prior acquisition, the company cut its dividend by 75% and targeted more asset sales. We met with senior division leaders of Teva, and also attended a presentation by the CEO, as we re-evaluate Teva’s place in our investment program.

Societe BIC SA is a France-based consumer products company that makes and sells lighters, pens and shavers. Due to increased competition, particularly in shavers, the company had to raise its investment spending level, which negatively impacted margins. We continue to be shareholders of this franchise.

8	www.browncapital.com

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Companies Purchased

There were two new holdings added to the Fund during the year:

CHR Hansen Holdings A/S is a Denmark-based maker of natural food ingredients. The company is a global leading producer of dairy enzymes, cultures and natural colors. During the quarter, we met with the company at their headquarters in Hoershlom, Denmark. We are attracted to the company’s leading market position and growth prospects.

Cochlear Limited is an Australia-based medical device company that makes cochlear implant systems for the hearing impaired. Similarly, we are attracted to the company’s dominant market position and growth prospects.

Companies Sold

Three positions that were eliminated during the year are as follows:

Dominion Diamond Corp. is a Canada-based owner and operator of diamond mines. Earlier in the year, the company announced it would be acquired by a private company. That transaction closed during the fiscal year, forcing the elimination from our investment program.

Japan Tobacco, Inc. is not only the largest cigarette maker in Japan, it has a strong international presence as well. We met with the company while traveling in Japan during this past fiscal year. We eliminated our position over ongoing concerns about competition in the new tobacco product categories. It has held a position in our investment program for more than a decade.

Nabors Industries, Ltd., mentioned earlier among leading detractors, was also eliminated from the Fund.

Closing Thoughts

What’s the outlook for equity markets? Will stocks continue to go up? Over the past year, our client conversations ranged from momentum-driven questions in 2017 to volatility’s uncertainty in early 2018. We are reluctant to answer outlook questions because we do not claim to know the immediate direction or future of equity indices.

We’ve always been careful to avoid the pitfalls of “short-termism.” The Oxford Dictionary defines short-termism as concentration on short-term objectives for immediate profit at the expense of long-term security. Our thought-process could be described as “long-termism” for our practice of making decisions with a multi-year time horizon. We give companies the time to do what we expect them to do.

Throughout our history, Brown Capital has distinguished itself by being different as a means to achieve different and positive long-term outcomes. Our efforts emphasize understanding companies and constructing the Fund without the distraction of benchmarks. In his book, “Deep Work”, author Cal Newport observes that “distraction is the destroyer of depth” and that “you must focus intensely without distraction” because “clarity about what matters provides clarity about what does not.” Deep research is embraced as a time-tested process across our firm.

Brown Capital Management will celebrate its 35th anniversary in July 2018. Our founder, Eddie C. Brown, launched the firm with a vision that holds deeply true today – to be a focused growth manager steeped in independent company research, serious long-term investing, and an unwavering reputation for integrity.

Thank you for your confidence and investment in Brown Capital Management.

Annual Report | March 31, 2018	9

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Disclosures

[1]	Brexit: an abbreviation for "British exit," which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

EAFE – The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. For the 3, 5, and 10 year periods, the Investor Share Class of the International Equity Fund was ranked 93rd percentile out of 335, 56th percentile out of 289, and 74th percentile out of 209 as of 3/31/18 based on total returns relative to our peers in the Morningstar Foreign Large Growth Category.

10	www.browncapital.com

The Brown Capital Management International Equity Fund

March 31, 2018 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2008. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) Investor Class versus the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2018)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

The Brown Capital Management International
Equity Fund - Investor Class	13.64%	4.40%	7.10%	3.21%	4.27%	1.88%	1.26%

The Brown Capital Management International
Equity Fund - Institutional Class	13.97%	4.66%	7.32%	3.32%	4.33%	1.62%	1.01%

MSCI EAFE International Gross Index	15.32%	6.05%	6.98%	3.23%	4.90%

Morningstar Foreign Large Growth Category	20.99%	7.50%	7.64%	3.91%	N/A

IEF - Investor Percentile Ranking vs Total Funds in
M-Star Foreign Large Growth Category	92/404	93/335	56/289	74/209	N/A

IEF-Institutional Percentile Ranking vs Total
Funds in M-Star Foreign Large Growth Category	90/404	90/335	50/289	66/209	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2017. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2018	11

The Brown Capital Management International Equity Fund

March 31, 2018 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

12	www.browncapital.com

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 97.05%
	Australia – 0.97%
2,708	Cochlear, Ltd.	$377,748

	Bermuda – 1.09%
13,187	Invesco, Ltd.	422,116

	Canada – 2.47%
30,527	Canadian Natural Resources, Ltd.	959,633

	Denmark – 4.05%
4,420	Chr Hansen Holding A/S	380,091
24,324	Novo Nordisk A/S Class B	1,194,400

		1,574,491

	Finland – 1.54%
11,978	Kone OYJ Class B	597,345

	France – 6.35%
5,661	Dassault Systemes SE	769,001
4,312	Essilor International SA	581,505
2,292	Ingenico Group SA	185,794
5,031	Sanofi	404,419
5,278	Societe BIC SA	525,066

		2,465,785

	Germany – 6.79%
5,930	Bayerische Motoren Werke AG	643,193
18,096	Carl Zeiss Meditec AG	1,154,505
8,038	SAP SE	840,384

		2,638,082

	Hong Kong – 3.42%
815,146	Kingdee International Software Group Co., Ltd.(a)	820,532
159,443	Kingsoft Corp., Ltd.	505,868

		1,326,400

	Ireland – 15.55%
24,127	Avadel Pharmaceuticals PLC(a)(b)	175,886
13,298	DCC PLC	1,223,907
16,047	ICON PLC (a)	1,895,793
14,052	Johnson Controls International PLC	495,192
5,552	Paddy Power Betfair PLC	570,086
5,363	Shire PLC	268,655
478,136	Total Produce PLC	1,411,975

		6,041,494

	Israel – 2.58%
8,144	Check Point Software Technologies, Ltd.(a)	809,025
11,316	Teva Pharmaceutical Industries, Ltd.(b)	193,390

		1,002,415

Annual Report | March 31, 2018	13

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 97.05% (continued)
	Italy – 2.23%
40,319	Azimut Holding SpA	$865,456

	Japan – 8.32%
17,100	CyberAgent, Inc.	874,245
34,710	Mitsubishi Estate Co., Ltd.	570,861
44,533	Rakuten, Inc.	365,287
19,367	Sapporo Holdings, Ltd.	562,418
29,302	Yamaha Motor Co., Ltd.	860,568

		3,233,379

	Mexico – 2.30%
97,394	Fomento Economico Mexicano SAB de CV	891,493

	Netherlands – 5.67%
29,129	QIAGEN NV(a)	941,158
23,740	Wolters Kluwer NV	1,261,619

		2,202,777

	Singapore – 0.32%
117,224	UOB Kay Hian Holdings, Ltd.	124,274

	South Africa – 1.61%
18,403	Sasol, Ltd.(b)	626,254

	Spain – 2.03%
27,866	Grifols SA	788,961

	Switzerland – 12.13%
216	Chocoladefabriken Lindt & Spruengli AG	1,338,703
419	Givaudan SA	953,707
8,988	Nestle SA	710,955
3,612	Roche Holding AG	827,813
2,002	Swatch Group AG	882,471

		4,713,649

	United Kingdom – 17.63%
121,063	BAE Systems PLC	987,517
24,111	Carnival Corp.	1,581,199
31,977	Diageo PLC	1,082,115
314,439	Man Group PLC	757,028
77,190	RELX PLC	1,586,561
64,828	UBM PLC	853,147

		6,847,567

Total Common Stocks (Cost $28,937,743)		37,699,319

14	www.browncapital.com

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

SHORT TERM INVESTMENTS – 2.85%
1,106,342	Dreyfus Government Cash Management Institutional Shares, 1.51%(c)	$1,106,342

Total Short Term Investments (Cost $1,106,342)		1,106,342

Total Value of Investments (Cost $30,044,085) - 99.90%		38,805,661
Other Assets in Excess of Liabilities - 0.10%		39,983

Net Assets - 100.00%		$38,845,644

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2018.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Cash & Equivalents	2.85%	$1,106,342
Consumer Discretionary	17.07%	6,630,196
Consumer Staples	15.46%	5,997,659
Energy	4.08%	1,585,887
Financials	5.59%	2,168,874
Health Care	22.65%	8,804,233
Industrials	17.18%	6,677,207
Information Technology	10.12%	3,930,604
Materials	3.43%	1,333,798
Real Estate	1.47%	570,861
Other assets in excess of liabilities	0.10%	39,983

Total	100.00%	$38,845,644

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2018	15

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Mid Company Fund – Investor and Institutional Share Classes

The Mid Company Fund underperformed the stylized index as measured by the Russell Midcap Growth Index. The Investor Share Class of the Fund ranked 73rd percentile out of 598 peer funds based on total returns for the fiscal year ending March 31, 2018 in Morningstar’s Mid-Cap Growth Category.

Portfolio Review

While the Mid Company Fund continues to struggle, the team is resilient and committed to reshaping the Fund with a revenue focus to unlock a potential research advantage. While distinctly “mid cap” in industry terms, capitalization has no influence on an investment program intent on identifying exceptional mid-sized companies with the potential of becoming large. Eligible investments range from $500mm to $10 billion at the time of initial investment, with a deliberate focus on smaller companies in hopes of benefiting from the earliest identification possible.

Repositioning a portfolio is difficult, labor intensive work. Sourcing and researching companies with such high standards ensures that much of the team’s hard work never finds its way into the portfolio. While frustrating in the short-term for investors and team members alike, Brown Capital Management believes the short-term sacrifice will be rewarded over time.

The Brown Capital Management Mid Company Fund invests in a portfolio of 40 to 60 mid-sized growth companies with the potential to become larger companies. Our dedicated investment team focuses on what they believe to be Exceptional Companies that save time, lives, money or headaches or provide a compelling value proposition to consumers. Through our research-intensive process, we believe that a company’s capacity to grow earnings hinges on four critically important criteria around revenue. When applied over a three- to five-year evaluation horizon and implemented within a benchmark agnostic framework, our low turnover approach has the potential to generate attractive long-term returns. We are fortunate to do what we love in a firm that encourages us to construct an investment program that favors our research-intensive approach.

Leading Contributions

Broadridge Financial Solutions, Inc. is the leading global provider of investor communications and technology-driven solutions to banks, broker-dealers, mutual funds, and corporate issuers. Initial angst over slowing stock record growth dissipated as sales reaccelerated. Stronger-than-expected event driven revenue from increased proxy contests further bolstered results. Broadridge’s ever-expanding reach enabled it to successfully launch new products on its platform. This, along with its high recurring revenue mix, should sustain healthy top-line and earnings trends for the foreseeable future.

Red Hat, Inc. is an open source software solutions company. Its Red Hot Enterprise Linux operating system is the most widely adopted and supported Linux-based operating system. The company benefitted from the continuing migration from on premise environments, dominated by the Windows operating system, to cloud-based environments where Linux is the preferred architecture. The company also had success cross-selling its emerging technologies to its customer existing base.

IPG Photonics Corp. is the leading manufacturer of fiber laser technology. A surge in global industrial production coupled with ongoing share gains led to strong double-digit revenue and earnings growth during the year. Fiber lasers continued to displace old laser technology and traditional machine cutting tools in a growing number of applications due to their faster processing speed, lower operating cost, and superior function flexibility. IPG is poised to benefit from the expanding market.

Leading Detractors

ULTA Beauty, Inc. is a retailer of cosmetic and other beauty products. The specter of heightened online competition, particularly from Amazon, overshadowed consistently strong results. Online competition is nothing new and ULTA has a formidable e-commerce business that grew over 50% last year. ULTA also continues to add its store base, which remains productive. We believe the dual-channel approach along with ULTA’s broad product assortment, service offerings, and loyalty program are advantages that protect it against most threats.

Manhattan Associates, Inc. designs and builds supply chain, inventory, and omni-channel software primarily for retailers. Manhattan’s growth slowed as retailers curtailed spending amid ongoing pressure from online competition. Furthermore, the company’s model transition to the cloud is taking longer to develop than we expected. We believe these are manageable concerns and remain optimistic about the company’s long-term prospects.

Akamai Technologies, Inc. is a content delivery network and cloud service provider. As internet traffic has become concentrated amongst a handful companies, many of them have chosen to bypass Akamai and build their own content delivery networks. Akamai has attempted to offset this

16	www.browncapital.com

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

headwind by expanding into new market segments. It is unclear this strategy will succeed and we expect the aforementioned challenges to persist. Amidst this background, we eliminated our position.

Companies Purchased

Bright Horizons Family Solutions, Inc. is the leading provider of employer-sponsored childcare, early education, back-up dependent care, and educational advisory services. The company has a wide moat and a virtual monopoly in the U.S. that we believe is difficult to replicate.

SiteOne Landscape Supply, Inc. (“SITE”) is the largest and only national wholesale distributor in the $18 billion U.S. landscape supplies market. At four times the size of the next largest competitor, SiteOne is well-positioned to consolidate a highly fragmented industry. Management’s strategy is similar to that employed by Pool Corp and Beacon Roofing, both of which were very successful in their respective industries. Should SITE follow suit, years of rapid sales growth and even faster earnings growth lie ahead.

IPG Photonics Corp. is the leading manufacturer of fiber laser technology. Fiber lasers are a technological breakthrough, offering better performance at a lower cost than its predecessors. Fiber lasers are growing more than twice the rate of the global laser market and taking share from traditional machine tools. We expect this trend to continue resulting in years of double-digit growth for the company.

Zoetis, Inc. discovers, develops, and manufactures a portfolio of animal health medicines and vaccines. The company sells a wide assortment of products spanning multiple species and geographies. It has also staked its claim as a leading innovator within the industry. This has resulted in strong operating results that we anticipate will continue.

Chipotle Mexican Grill, Inc. is a leading operator of fast-casual Mexican food restaurants in the U.S. Since its founding in 1993, Chipotle has become a competitively priced dining staple for many consumers. We believe that its store footprint can support attractive new store growth in the U.S., while a continued recovery in same store sales following food safety scares, new menu items, and a new consumer loyalty program will boost revenue and profitability over a multi-year horizon.

Edwards Lifesciences Corp. designs and manufactures products to treat cardiovascular disease as well as critical care devices that include pulmonary artery catheters, disposable pressure transducers and advanced monitoring systems. The company’s minimally invasive transcatheter heart valve products and favorable patient outcomes have allowed it to capture approximately 60% of the U.S. transcatheter market. We expect transcatheter procedures to become the standard of care for most patients over time which should benefit Edwards.

RealPage, Inc. produces software and data analytics for the rental real estate industry to manage properties, develop market intelligence, and make better operational and financial decisions for their properties. Software and analytics has historically been woefully underutilized by rental real estate owners, managers and investors. This is beginning to change and the company’s strong product suite should enable it to benefit from this secular trend.

Ultimate Software Group, Inc. is a leading cloud provider of human capital management software. The human resources industry is undergoing rapid technological transformation and Ultimate is at the forefront of this change. Companies are moving beyond basic, single-function human capital management software offerings to fully-integrated suites with payroll processing at the core. As Ultimate Software’s platform has become more robust, it has taken share from large incumbents like ADP and Paychex.

FleetCor Technologies, Inc. manages a large fuel card network and a host of other workforce payment products and services. Its specialized solutions, which include enhanced data reporting and analytics, provide an attractive value proposition versus generic alternatives. This has resulted in solid organic growth and expanding margins.

Companies Sold

Waters Corp. designs, manufactures, and sells instruments for biochemical, industrial, nutritional safety, environmental, academic and governmental customers. As organic growth slowed and the company became less diversified, we decided to sell out of the stock.

Celgene Corp. is an integrated global biopharmaceutical company engaged primarily in the discovery, development and commercialization of therapies for the treatment of cancer and inflammatory diseases through gene and protein regulation. During our ongoing re-evaluation of the Mid Company Fund, we decided it no longer fit within the portfolio’s core tenets and we decided to exit the position.

Paraxel International Corp. is a life sciences consulting firm and contract research organization. We sold our position after private equity firm, Pamplona Capital Management, announced it would acquire the company.

Annual Report | March 31, 2018	17

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Stericycle, Inc. provides medical waste management services. Client consolidation has put pressure on contract pricing as the company is increasingly negotiating with large customers with greater leverage. In addition, the company has run out of meaningful acquisition targets and its foray into new businesses has been a disappointment thus far. We believe growth is permanently impaired and decided to exit our position.

Akamai Technologies, Inc. is a leading global content delivery network operator. Akamai faces insourcing threats from many large customers who are building their own CDN. We believed this challenge would be too much to overcome and decided to sell our position.

MasterCard has a global payments network that connects consumers, financial institutions, merchants, governments and business. We sold MasterCard to fund more compelling new investments.

Shire PLC develops and manufactures biopharmaceuticals that target rare diseases. We sold Shire to fund more compelling new investments.

Closing Thoughts

What’s the outlook for equity markets? Will stocks continue to go up? Over the past year, our client conversations ranged from momentum-driven questions in 2017 to volatility’s uncertainty in early 2018. We are reluctant to answer outlook questions because we do not claim to know the immediate direction or future of equity indices.

We’ve always been careful to avoid the pitfalls of “short-termism.” The Oxford Dictionary defines short-termism as concentration on short-term objectives for immediate profit at the expense of long-term security. Our thought-process could be described as “long-termism” for our practice of making decisions with a multi-year time horizon. We give companies the time to do what we expect them to do.

Throughout our history, Brown Capital has distinguished itself by being different as a means to achieve different and positive long-term outcomes. Our efforts emphasize understanding companies and constructing the Fund without the distraction of benchmarks. In his book, “Deep Work”, author Cal Newport observes that “distraction is the destroyer of depth” and that “you must focus intensely without distraction” because “clarity about what matters provides clarity about what does not.” Deep research is embraced as a time-tested process across our firm.

Brown Capital Management will celebrate its 35th anniversary in July 2018. Our founder, Eddie C. Brown, launched the firm with a vision that holds deeply true today – to be a focused growth manager steeped in independent company research, serious long-term investing, and an unwavering reputation for integrity.

Thank you for your confidence and investment in Brown Capital Management.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). For the 3, 5 and 10 year periods, the Investor Share Class of the Mid Company Fund was ranked 99th percentile out of 537, 100th percentile out of 473, and 47th percentile out of 344 as of 3/31/18 based on total returns relative to our peers in the Morningstar Mid-Cap Growth Category.

18	www.browncapital.com

The Brown Capital Management Mid Company Fund

March 31, 2018 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2008. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2018)

						Total
	Average Annual Total Returns					Annual	Net Annual

					Since	Fund	Fund
					Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	9/30/02	Expenses	Expenses

Brown Capital Management Mid Company
Fund - Investor Class	14.90%	2.35%	6.87%	9.62%	9.81%	1.97%	1.16%

Brown Capital Management Mid Company
Fund - Institutional Class	15.14%	2.60%	7.17%	9.81%	9.93%	1.73%	0.91%

Russell MidCap® Growth Index	19.74%	9.17%	13.31%	10.61%	12.34%

Morningstar Mid-Cap Growth Category	18.99%	8.52%	12.11%	9.48%	N/A

MCF-Investor Percentile Ranking vs.
Total Funds in M-Star Mid-Cap
Growth Category	73/598	99/537	100/473	47/344	N/A

MCF-Institutional Percentile Ranking vs.
Total Funds in M-Star Mid-Cap
Growth Category	71/598	99/537	99/473	41/344	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2017. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2018	19

The Brown Capital Management Mid Company Fund

March 31, 2018 (Unaudited)

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

20	www.browncapital.com

The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 97.86%
	Business Services – 17.66%
4,118	Bright Horizons Family Solutions, Inc.(a)	$410,647
4,832	Ellie Mae, Inc.(a)	444,254
5,267	Equifax, Inc.	620,505
1,199	FactSet Research Systems, Inc.	239,105
9,956	RealPage, Inc.(a)	512,734
3,927	Tyler Technologies, Inc.(a)	828,440
2,380	Ultimate Software Group, Inc.(a)	580,006

		3,635,691

	Consumer Related – 16.43%
974	Chipotle Mexican Grill, Inc.(a)	314,709
4,958	Expedia, Inc.	547,413
13,256	LKQ Corp.(a)	503,065
8,507	Norwegian Cruise Line Holdings, Ltd.(a)	450,616
2,518	O’Reilly Automotive, Inc.(a)	622,902
5,112	Tractor Supply Co.	322,158
2,414	Ulta Beauty, Inc.(a)	493,108
7,825	Under Armour, Inc. - Class A(a)	127,939

		3,381,910

	Financial Services – 15.09%
7,717	Broadridge Financial Solutions, Inc.	846,478
16,504	Charles Schwab Corp.	861,839
4,105	Evercore Partners, Inc. - Class A	357,956
2,560	FleetCor Technologies, Inc.(a)	518,400
4,829	T. Rowe Price Group, Inc.	521,387

		3,106,060

	Industrial Products & Systems – 16.61%
1,713	Acuity Brands, Inc.	238,432
10,068	Cognex Corp.	523,435
13,566	Fastenal Co.	740,568
1,323	IPG Photonics Corp.(a)	308,762
3,813	JB Hunt Transport Services, Inc.	446,693
3,983	MSC Industrial Direct Co. - Class A	365,281
5,405	Quanta Services, Inc.(a)	185,662
7,922	SiteOne Landscape Supply, Inc.(a)	610,311

		3,419,144

	Information/Knowledge Management – 14.92%
2,772	ANSYS, Inc.(a)	434,345
5,340	Blackbaud, Inc.	543,665
7,075	Guidewire Software, Inc.(a)	571,872
8,189	Manhattan Associates, Inc.(a)	342,955
5,296	MAXIMUS, Inc.	353,455
5,521	Red Hat, Inc.(a)	825,445

		3,071,737

	Medical/Health Care – 14.39%
5,542	Cerner Corp.(a)	321,436
3,767	Edwards Lifesciences Corp.(a)	525,572
2,568	Jazz Pharmaceuticals PLC(a)	387,742
7,525	Masimo Corp.(a)	661,824

Annual Report | March 31, 2018	21

The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 97.86% (continued)
	Medical/Health Care – 14.39% (continued)
8,361	Veeva Systems, Inc. - Class A(a)	$610,520
5,462	Zoetis, Inc.	456,132

		2,963,226

	Miscellaneous – 2.76%
12,059	PulteGroup, Inc.	355,620
4,890	Toll Brothers, Inc.	211,492

		567,112

Total Common Stocks (Cost $14,031,455)		20,144,880

SHORT TERM INVESTMENTS – 2.20%
453,134	Dreyfus Government Cash Management Institutional Shares, 1.51%(b)	453,134

Total Short Term Investments (Cost $453,134)		453,134

Total Value of Investments (Cost $14,484,589) – 100.06%		20,598,014
Liabilities in Excess of Other Assets – (0.06)%		(12,307)

Net Assets – 100.00%		$20,585,707

(a)	Non-income producing investment.
(b)	Represents 7 day effective yield at March 31, 2018.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	17.66%	$3,635,691
Cash & Equivalents	2.20%	453,134
Consumer Related	16.43%	3,381,910
Financial Services	15.09%	3,106,060
Industrial Products & Systems	16.61%	3,419,144
Information/Knowledge Management	14.92%	3,071,737
Medical/Health Care	14.39%	2,963,226
Miscellaneous	2.76%	567,112
Liabilities in excess of other assets	(0.06)%	(12,307)

Total	100.00%	$20,585,707

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

22	www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

International Small Company Fund – Investor and Institutional Share Classes

The International Small Company Fund performed well on both an absolute and relative basis for the fiscal year ended March 31, 2018. The Fund outperformed the MSCI ACWI ex-US Small Cap Index. The Investor Share Class of the Fund ranked 2nd percentile out of 130 peer funds based on total returns for the fiscal year ending March 31, 2018 in Morningstar’s Foreign Small/Mid Growth Category.

Portfolio Review

September will mark the Fund’s three-year anniversary which, as a long-term manager focused on a three-to-five year evaluation horizon, will be an important indication of the program’s merit. Brown Capital Management routinely seeks to reinforce who we are as investors and what we believe. As stated this time every year, the Brown Capital Management International Small Company Fund is a complimentary offering to the Small Company Fund. Connected by the same belief system, the Fund invests in a portfolio of 40 to 65 international small growth companies with the potential to become larger companies. The investment team focuses on what they believe to be Exceptional Companies that save time, lives, money or headaches or provide a compelling value proposition to consumers. Through research-intensive process, Brown Capital Management believes that a company’s capacity to grow earnings hinges on four critically important criteria around revenue. When applied over a three-to-five year evaluation horizon and implemented within a benchmark agnostic framework.

This fiscal year was a strong one for equity markets around the globe, benefiting from a potent combination of good earnings and low inflation that allowed central banks to remain accommodative. These twin forces contributed to the resiliency of global stock markets in the face of an uncertain U.S. legislative agenda, a protracted U.K. Brexit1 negotiation, and trade war concerns. Foreign stock performance was also helped by the weaker U.S. dollar, which provided a tailwind for international investors.

Regardless of macro-economic factors or market conditions, we stick to our approach - finding, analyzing and monitoring exceptional small growth companies located outside of the United States. Our investment process focuses on individual companies and the company-specific fundamentals that enable or inhibit their ability to be successful. We remain enthusiastic about quality, durable, small growth companies.

The Fund’s construction represents balance across geographic regions as well as across our custom sectors of Medical/Health Care, Business Services, Information/Knowledge Management, Consumer Related, Industrial Products & Systems, and Miscellaneous. Of these sectors, Medical/Health Care and Information/Knowledge Management provided the biggest contributions to returns, primarily due to company specific factors. We highlight three companies that contributed and three that detracted later in this communication.

At year-end, the Fund is fully invested (cash less than 5%) in 43 company holdings in 17 countries. The top ten holdings represent about 40% of the portfolio. We continue our active research activities, monitoring existing holdings and searching for new, exceptional small company holdings for the Fund. We also highlight one new position and two eliminations in the Fund later in this communication.

Leading Contributors

Ambu A/S is a Denmark-based medical products company that directly sells name brand products for use in anesthesia, emergency care, and patient monitoring. During the year, AMBU received FDA approval to market its disposable colonoscope in the U.S., which is a bigger market than the currently marketed bronchoscope. We continue to like Ambu’s long-term prospects.

Evotec AG is a Germany-based drug discovery company that helps pharmaceutical partners to develop new medicines using proprietary screening capability. During the year, the company announced therapeutic development collaborations using Evotec’s drug screening infrastructure. We continue to like Evotec’s drug development capability.

Wirecard AG is a Germany-based internet and mobile payment service company with a global merchant client base. Innovative product introductions, new and existing relationships, and geographic expansion continue to drive strong fundamental performance. We still like Wirecard’s long-term prospects.

Leading Detractors

Vectura Group PLC, based in the United Kingdom, develops inhaled therapies for respiratory diseases, such as asthma and chronic obstructive pulmonary disease (COPD). During the year, the company announced the rationalization of their research and development effort, and raised concern about their efforts to launch a generic Advair in the U.S. We continue to think Vectura has an emerging respiratory therapy franchise.

Annual Report | March 31, 2018	23

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Famous Brands, Ltd., based in South Africa, is a franchisor and food supplier primarily operating in the South African market. Famous Brands’ portfolio includes a variety of quick service and casual dining concepts. An uncertain economic and political environment, coupled with a challenged acquisition in the United Kingdom, led to down earnings during this period. Famous Brands continues to be a holding in the Fund.

Avadel Pharmaceutical PLC, based in Ireland, is the combination of France-based drug delivery company Flamel and U.S.-based specialty pharmaceutical company Eclat. In January, the Company received orphan drug status for its narcolepsy drug – a sustain release Sodium Oxybate product. We like the experienced team, commercial focus and ability to develop innovative medicines.

Companies Purchased

There was one new holding added to the Fund:

The new position is Rightmove PLC, a significant on-line real estate listing and information portal based in the United Kingdom. During 2017, our team met with the CEO and CFO on two separate visits to the company’s headquarters in London. Rightmove’s business is characterized by a dominant market position, high recurring revenue, high profitability, and low capital intensity. It is analogous to another successful holding in the fund, REA Group in Australia.

Companies Sold

There were two positions eliminated during the year:

Mobileye’s acquisition by Intel closed during the September quarter and the position was eliminated. Recall that Mobileye is an Israel-based company that develops and sells advanced, pattern recognition algorithms used in automotive applications. The position was established in 2016, and it was a successful, albeit short-lived investment for the portfolio.

Hyflux Limited, a Singapore based water treatment company, was eliminated in the March quarter. This was a small position in a company that has exhibited an uneven demand pattern despite what we view as an attractive global trend.

Closing Thoughts

What’s the outlook for equity markets? Will stocks continue to go up? Over the past year, our client conversations ranged from momentum-driven questions in 2017 to volatility’s uncertainty in early 2018. We are reluctant to answer outlook questions because we do not claim to know the immediate direction or future of equity indices.

We’ve always been careful to avoid the pitfalls of “short-termism.” The Oxford Dictionary defines short-termism as concentration on short-term objectives for immediate profit at the expense of long-term security. Our thought-process could be described as “long-termism” for our practice of making decisions with a multi-year time horizon. We give companies the time to do what we expect them to do.

Throughout our history, Brown Capital has distinguished itself by being different as a means to achieve different and positive long-term outcomes. Our efforts emphasize understanding companies and constructing the Fund without the distraction of benchmarks. In his book, “Deep Work”, author Cal Newport observes that “distraction is the destroyer of depth” and that “you must focus intensely without distraction” because “clarity about what matters provides clarity about what does not.” Deep research is embraced as a time-tested process across our firm.

Brown Capital Management will celebrate its 35th anniversary in July 2018. Our founder, Eddie C. Brown, launched the firm with a vision that holds deeply true today – to be a focused growth manager steeped in independent company research, serious long-term investing, and an unwavering reputation for integrity.

Thank you for confidence and investment in Brown Capital Management.

24	www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2018 (Unaudited)

Disclosures

[1]	Brexit: an abbreviation for “British exit,” which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

MSCI ACWI ex-US Small Cap Index - captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries. You cannot invest directly into an index.

Morningstar Foreign Small/Mid Growth Category - portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Annual Report | March 31, 2018	25

The Brown Capital Management International Small Company Fund

March 31, 2018 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World Ex USA Small Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2018)

	Total Returns

		Since Inception	Total Annual Fund	Net Annual Fund
	1 Year	9/30/15	Operating Expenses	Operating Expenses

Brown Capital Management International Small
Company Fund - Investor Class	39.49%	22.64%	8.00%	1.51%

Brown Capital Management International Small
Company Fund - Institutional Class	39.84%	22.96%	7.84%	1.26%

MSCI All Country World ex USA Small Cap Index	21.02%	15.92%

Morningstar Foreign Small/Mid Growth Category	27.36%	N/A

ISCF-Investor Percentile ranking vs. Total Funds
in M-Star Foreign Small/Mid Growth Category	2/130	N/A

ISCF-Institutional Percentile ranking vs. Total Funds
in M-Star Foreign Small/Mid Growth Category	1/130	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 28, 2017. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

26	www.browncapital.com

The Brown Capital Management International Small Company Fund

March 31, 2018 (Unaudited)

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The MSCI All Country World Ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States.

Morningstar Foreign Small/Mid Growth Category- Foreign small/mid-growth portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2018	27

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 95.43%
	Argentina – 3.11%
2,706	MercadoLibre, Inc.	$964,391

	Australia – 5.38%
16,526	REA Group, Ltd.	1,005,397
30,986	Sirtex Medical, Ltd.	660,179

		1,665,576

	Austria – 2.56%
7,200	Schoeller-Bleckmann Oilfield Equipment AG(a)	791,574

	Canada – 6.40%
42,755	Descartes Systems Group, Inc.(a)	1,221,903
11,793	Kinaxis, Inc.(a)	758,282

		1,980,185

	Denmark – 7.75%
78,951	Ambu A/S - Class B	1,777,459
21,841	NNIT A/S	623,658

		2,401,117

	France – 5.45%
30,416	Albioma SA	720,813
18,876	Interparfums SA	868,653
2,728	Stallergenes Greer PLC(a)	96,672

		1,686,138

	Germany – 10.05%
60,054	Evotec AG(a)	1,174,907
9,976	STRATEC Biomedical AG	900,984
8,784	Wirecard AG	1,036,730

		3,112,621

	Hong Kong – 3.32%
953,000	Kingdee International Software Group Co., Ltd.(a)	959,296
36,000	Lifestyle China Group, Ltd.(a)	10,137
36,000	Lifestyle International Holdings, Ltd.	58,990

		1,028,423

	India – 3.51%
13,773	CRISIL, Ltd.	397,943
42,127	Emami, Ltd.	690,375

		1,088,318

	Ireland – 3.73%
40,000	Avadel Pharmaceuticals PLC(a)(b)	291,600
216,534	Datalex PLC	780,653
807	Paddy Power Betfair PLC	82,864

		1,155,117

	Israel – 4.90%
16,817	CyberArk Software, Ltd.(a)	858,003

28	www.browncapital.com

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2018

Shares		Value (Note 1)

COMMON STOCKS – 95.43% (continued)
	Israel – 4.90% (continued)
10,604	Orbotech, Ltd.(a)	$659,357

		1,517,360

	Italy – 0.53%
7,615	Azimut Holding SpA	163,458

	Japan – 14.91%
42,404	Hiday Hidaka Corp.	1,052,877
34,800	Kakaku.com, Inc.	605,374
27,700	M3, Inc.	1,254,772
14,468	Software Service, Inc.	1,182,948
8,242	Towa Pharmaceutical Co., Ltd.	520,523

		4,616,494

	South Africa – 1.08%
35,421	Famous Brands, Ltd.(a)	335,368

	Switzerland – 1.69%
705	Partners Group Holding AG	523,588

	United Kingdom – 21.06%
75,333	Abcam PLC	1,309,528
33,646	Dechra Pharmaceuticals PLC	1,240,558
13,628	Fidessa Group PLC	700,752
7,965	GW Pharmaceuticals PLC(a)(b)	897,417
32,926	Immunodiagnostic Systems Holdings PLC	102,091
36,002	PayPoint PLC	403,077
22,460	Playtech PLC	230,916
5,353	Rightmove PLC	326,471
224,953	Vectura Group PLC(a)	245,071
25,486	Victrex PLC	918,237
8,424	Vitec Group PLC	145,372

		6,519,490

Total Common Stocks (Cost $23,654,472)		29,549,218

SHORT TERM INVESTMENTS – 4.21%
1,304,078	Dreyfus Government Cash Management Institutional Shares, 1.51%(c)	1,304,078

Total Short Term Investments (Cost $1,304,078)		1,304,078

Total Value of Investments (Cost $24,958,550) – 99.64%		30,853,296
Other Assets in Excess of Liabilities – 0.36%		110,810

Net Assets – 100.00%		$30,964,106

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2018.

See Notes to Financial Statements.

Annual Report | March 31, 2018	29

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2018

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	12.20%	$3,779,568
Cash & Equivalents	4.21%	1,304,078
Consumer Related	11.23%	3,475,552
Industrial Products & Systems	7.66%	2,369,168
Information/Knowledge Management	32.25%	9,987,128
Medical/Healthcare	25.75%	7,976,431
Miscellaneous	6.34%	1,961,371
Other assets in excess of liabilities	0.36%	110,810

Total	100.00%	$30,964,106

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

30	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2018

	Small Company Fund	International Equity Fund		Mid Company Fund	International Small Company Fund

Assets:
Unaffiliated Investments, at cost	$1,255,699,194	$30,044,085		$14,484,589	$24,958,550
Affiliated Investments, at cost	1,012,104,007	–		–	–

Unaffiliated Investments, at value (Note 1)	$2,839,310,360	$38,805,661		$20,598,014	$30,853,296
Affiliated Investments, at value (Note 1)	1,692,402,725	–		–	–

Total Investments, at value	$4,531,713,085	$38,805,661		$20,598,014	$30,853,296
Cash	2,940,116	–		1,771	–
Foreign Cash, at value	–	63,038	*	–
Receivables:					–
Investments sold	1,230,626	–		–	–
Fund shares sold	3,828,286	233		–	122,915
Dividends, interest and reclaims, at value	263,976	102,116	*	4,542	29,998	**
Prepaid expenses	32,336	9,147		14,495	10,626
Due from Advisor	–	–		6,543	21,999

Total Assets	4,540,008,425	38,980,195		20,625,365	31,038,834

Liabilities:
Payables:
Investments purchased	8,583,263	86,212		–	–
Fund shares redeemed	5,970,355	–		400	4,825
Accrued expenses:
Advisory fees	3,868,643	1,354		–	–
Administration fees	52,818	5,815		2,541	20,244
Trustees’ fees	1,389	1,390		1,389	1,390
Custody fees	105,055	6,739		1,250	12,492
Transfer agent fees	136,745	8,477		8,801	8,725
12b-1 fees - Investor Class	362,175	624		1,809	618
Legal and audit fees	22,255	20,755		20,755	20,756
Printing fees	156,892	552		399	346
Other expenses	32,243	2,633		2,314	5,332

Total Liabilities	19,291,833	134,551		39,658	74,728

Net Assets	$4,520,716,592	$38,845,644		$20,585,707	$30,964,106

Net Assets Consist of:
Paid-in capital	$2,196,831,451	$30,687,174		$14,078,817	$25,095,918
Accumulated net investment loss	(9,748,773)	(39,257)		–	(4,883)
Accumulated net realized gain/(loss)	69,724,030	(566,746)		393,465	(22,006)
Net unrealized appreciation	2,263,909,884	8,764,473		6,113,425	5,895,077

Net Assets	$4,520,716,592	$38,845,644		$20,585,707	$30,964,106

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$95.37	$13.96	(a)	$11.17	$16.27	(a)
Net Assets	$2,099,755,687	$2,879,070		$8,368,740	$3,416,681
Shares Outstanding, no par value (unlimited shares authorized)	22,017,898	206,305		749,238	209,978
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$96.83	$13.98	(a)	$11.60	$16.38	(a)
Net Assets	$2,420,960,905	$35,966,574		$12,216,967	$27,547,425
Shares Outstanding, no par value (unlimited shares authorized)	25,001,165	2,573,399		1,053,128	1,681,599

*	At Cost; $63,082 for Foreign Cash and $99,276 for dividends and reclaims.
**	At Cost; $29,667 for dividends and reclaims.
(a)	Redemption price per share may be reduced for any applicable contingent redemption fees. For a description of the possible redemption fees, please see the Fund’s Prospectus.

See Notes to Financial Statements.

Annual Report | March 31, 2018	31

The Brown Capital Management Mutual Funds

Statements of Operations	For the Year Ended March 31, 2018

	Small Company Fund	International Equity Fund	Mid Company Fund	International Small Company Fund

Investment Income:
Dividends	$3,953,385	$744,390	$116,205	$170,800
Dividends from affiliated investments	6,880,488	–	–	–
Foreign taxes withheld	–	(69,325)	–	(8,401)

Total Investment Income	10,833,873	675,065	116,205	162,399

Expenses:
Advisory fees (Note 2)	40,280,601	329,365	148,620	155,734
Administration fees (Note 2)	312,119	10,674	4,917	101,005
Transfer agent fees (Note 2)	674,165	37,852	39,644	38,006
Custody fees	405,322	24,535	5,000	35,303
Registration fees	148,054	37,596	36,486	39,448
12b-1 Fees - Investor Class (Note 2)	4,148,912	7,734	20,790	3,647
Legal fees (Note 2)	44,246	44,246	44,246	44,246
Audit and tax preparation fees	17,000	15,500	15,500	15,500
Trustees’ fees and expenses	31,373	31,373	31,373	31,373
Compliance services fees (Note 2)	13,500	13,500	13,500	13,500
Printing fees	367,270	1,566	1,503	1,507
Other expenses	73,761	8,294	6,149	13,448

Total Expenses	46,516,323	562,235	367,728	492,717
Expenses waived/reimbursed by Advisor - Investor Class
(Note 2)	–	(15,776)	(70,679)	(32,646)
Expenses waived/reimbursed by Advisor - Institutional
Class (Note 2)	–	(172,609)	(97,902)	(260,955)

Net Expenses	46,516,323	373,850	199,147	199,116

Net Investment Income/(Loss)	(35,682,450)	301,215	(82,942)	(36,717)

Realized and Unrealized Gain/(Loss) on:
Net realized gain/(loss) from investments	239,159,802	(150,460)	3,180,822	81,016
Net realized gain from affiliated investments	42,727,590	–	–	–
Net realized loss from foreign currency transactions	–	(844)	–	(5,085)
Net change in unrealized appreciation/(depreciation) of
investments	347,039,290	4,392,701	(339,847)	5,278,423
Net change in unrealized appreciation of affiliated
investments	346,518,409	–	–	–
Net change in unrealized appreciation of foreign currency
translations	–	4,250	–	348

Net Realized and Unrealized Gain on Investments and
Foreign Currencies	975,445,091	4,245,647	2,840,975	5,354,702

Net Increase in Net Assets Resulting From Operations	$939,762,641	$4,546,862	$2,758,033	$5,317,985

See Notes to Financial Statements.

32	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017

Operations:
Net investment income/(loss)	$(35,682,450)	$(24,066,068)	$301,215	$515,512
Net realized gain/(loss) from investments and foreign
currency transactions	281,887,392	173,381,764	(151,304)	(1,318,115)
Net change in unrealized appreciation of investments and
foreign currency transactions	693,557,699	543,232,207	4,396,951	1,641,869

Net Increase in Net Assets Resulting from Operations	939,762,641	692,547,903	4,546,862	839,266

Distributions to Shareholders: (Note 4)
Net investment income
Investor	–	–	(23,025)	(73,422)
Institutional	–	–	(330,587)	(507,301)
Net realized gains from investment transactions
Investor	(113,040,893)	(116,340,142)	–	–
Institutional	(119,706,324)	(56,756,858)	–	–

Net Decrease in Net Assets from Distributions	(232,747,217)	(173,097,000)	(353,612)	(580,723)

Capital Share Transactions:
Shares sold
Investor	328,872,917	586,918,621	407,256	1,563,165
Institutional	910,801,202	764,917,965	10,378,197	10,051,723
Reinvested dividends and distributions
Investor	109,668,064	112,538,634	11,881	51,522
Institutional	114,966,619	54,502,817	249,804	359,428
Shares redeemed, net of redemption fees (Note 1)
Investor	(759,803,766)	(765,387,079)	(1,645,919)	(2,196,060)
Institutional	(473,904,187)	(343,396,500)	(7,684,298)	(11,152,104)

Net Increase/(Decrease) in Net Assets Resulting from
Capital Share Transactions	230,600,849	410,094,458	1,716,921	(1,322,326)

Net Increase/(Decrease) in Net Assets	937,616,273	929,545,361	5,910,171	(1,063,783)
Net Assets:
Beginning of Year	3,583,100,319	2,653,554,958	32,935,473	33,999,256

End of Year	$4,520,716,592	$3,583,100,319	$38,845,644	$32,935,473

Accumulated Net Investment Income/(Loss)	$(9,748,773)	$(7,688,735)	$(39,257)	$13,984

Share Information:
Investor Class:
Shares sold	3,705,021	7,889,633	29,627	127,617
Reinvested distributions	1,243,684	1,490,775	843	4,484
Shares redeemed	(8,582,688)	(10,285,576)	(122,826)	(181,957)

Net Decrease in Capital Shares	(3,633,983)	(905,168)	(92,356)	(49,856)
Shares Outstanding, Beginning of Year	25,651,881	26,557,049	298,661	348,517

Shares Outstanding, End of Year	22,017,898	25,651,881	206,305	298,661

Share Information:
Institutional Class:
Shares sold	10,009,114	10,102,799	749,840	838,137
Reinvested distributions	1,284,830	713,481	17,717	31,309
Shares redeemed	(5,245,825)	(4,494,013)	(555,792)	(905,493)

Net Increase/(Decrease) in Capital Shares	6,048,119	6,322,267	211,765	(36,047)
Shares Outstanding, Beginning of Year	18,953,046	12,630,779	2,361,634	2,397,681

Shares Outstanding, End of Year	25,001,165	18,953,046	2,573,399	2,361,634

See Notes to Financial Statements.

Annual Report | March 31, 2018	33

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Mid Company Fund		International Small Company Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017

Operations:
Net investment loss	$(82,942)	$(80,687)	$(36,717)	$(670)
Net realized gain from investments and foreign currency
transactions	3,180,822	1,167,615	75,931	105,303
Net change in unrealized appreciation/(depreciation) of
investments and foreign currency transactions	(339,847)	710,694	5,278,771	526,432

Net Increase in Net Assets Resulting from Operations	2,758,033	1,797,622	5,317,985	631,065

Distributions to Shareholders: (Note 4)
Net realized gains from investment transactions
Investor	(1,536,502)	(463,684)	(4,242)	(15,089)
Institutional	(2,100,173)	(537,298)	(65,354)	(82,185)

Net Decrease in Net Assets from Distributions	(3,636,675)	(1,000,982)	(69,596)	(97,274)

Capital Share Transactions:
Shares sold
Investor	277,282	541,128	2,538,084	594,575
Institutional	117,875	1,184,720	18,121,688	2,400,355
Reinvested dividends and distributions
Investor	1,524,457	459,735	3,953	14,201
Institutional	2,100,173	537,298	65,335	82,176
Shares redeemed, net of redemption fees (Note 1)
Investor	(1,607,297)	(4,740,984)	(497,058)	(94,900)
Institutional	(948,854)	(2,104,853)	(631,973)	(258,348)

Net Increase/(Decrease) in Net Assets Resulting from
Capital Share Transactions	1,463,636	(4,122,956)	19,600,029	2,738,059

Net Increase/(Decrease) in Net Assets	584,994	(3,326,316)	24,848,418	3,271,850
Net Assets:
Beginning of Year	20,000,713	23,327,029	6,115,688	2,843,838

End of Year	$20,585,707	$20,000,713	$30,964,106	$6,115,688

Accumulated Net Investment Loss	$–	$(15,870)	$(4,883)	$(4,431)

Share Information:
Investor Class:
Shares sold	24,332	46,756	169,801	52,430
Reinvested distributions	141,284	40,613	278	1,328
Shares redeemed	(136,332)	(414,445)	(36,215)	(8,547)

Net Increase/(Decrease) in Capital Shares	29,284	(327,076)	133,864	45,211
Shares Outstanding, Beginning of Year	719,954	1,047,030	76,114	30,903

Shares Outstanding, End of Year	749,238	719,954	209,978	76,114

Share Information:
Institutional Class:
Shares sold	10,072	98,588	1,278,865	215,489
Reinvested distributions	187,516	46,160	4,566	7,658
Shares redeemed	(77,803)	(183,390)	(46,515)	(23,076)

Net Increase/(Decrease) in Capital Shares	119,785	(38,642)	1,236,916	200,071
Shares Outstanding, Beginning of Year	933,343	971,985	444,683	244,612

Shares Outstanding, End of Year	1,053,128	933,343	1,681,599	444,683

See Notes to Financial Statements.

34	www.browncapital.com

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, Beginning of Year	$79.90	$67.50	$75.13	$72.39	$57.91

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.88)	(0.63)	(0.54)	(0.47)	(0.54)
Net Realized and Unrealized Gain/(Loss) on Investments	21.65	17.10	(0.56)	7.12	16.22

Total from Investment Operations	20.77	16.47	(1.10)	6.65	15.68

Less Distributions:
Distributions (from capital gains)	(5.30)	(4.07)	(6.53)	(3.91)	(1.20)

Total Distributions	(5.30)	(4.07)	(6.53)	(3.91)	(1.20)

Net Asset Value, End of Year	$95.37	$79.90	$67.50	$75.13	$72.39

Total Return(b)	26.54%	24.75%	(1.87% )	9.59%	27.12%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,099,756	$2,049,694	$1,792,557	$2,068,125	$2,295,960
Average Net Assets for the Year (000s)	$2,074,586	$2,021,964	$1,898,838	$2,020,100	$2,089,066
Ratio of Expenses to Average Net Assets(c)	1.25%	1.28%	1.26%	1.25%	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.98% )	(0.84% )	(0.74% )	(0.65% )	(0.81% )
Portfolio Turnover Rate	12%	14%	22%	11%	5%

(a)	Calculated using average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2018	35

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, Beginning of Year	$80.91	$68.17	$75.66	$72.74	$58.06

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.71)	(0.49)	(0.39)	(0.32)	(0.41)
Net Realized and Unrealized Gain/(Loss) on Investments	21.93	17.30	(0.57)	7.15	16.29

Total from Investment Operations	21.22	16.81	(0.96)	6.83	15.88

Less Distributions:
Distributions (from capital gains)	(5.30)	(4.07)	(6.53)	(3.91)	(1.20)

Total Distributions	(5.30)	(4.07)	(6.53)	(3.91)	(1.20)

Net Asset Value, End of Year	$96.83	$80.91	$68.17	$75.66	$72.74

Total Return(b)	26.77%	25.01%	(1.66% )	9.80%	27.40%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,420,961	$1,533,407	$860,998	$660,774	$567,372
Average Net Assets for the Year (000s)	$1,956,032	$1,091,159	$735,089	$599,850	$380,193
Ratio of Expenses to Average Net Assets	1.05%	1.08%	1.06%	1.05%	1.05%
Ratio of Net Investment Loss to Average Net Assets	(0.78% )	(0.65% )	(0.53% )	(0.45% )	(0.60% )
Portfolio Turnover Rate	12%	14%	22%	11%	5%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

36	www.browncapital.com

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, Beginning of Year	$12.38	$12.41	$12.63	$12.59	$10.35

Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.10	0.16	0.12	0.10	0.02
Net Realized and Unrealized Gain/(Loss) on Investments	1.59	0.02	(0.36)	(0.05)	2.38

Total from Investment Operations	1.69	0.18	(0.24)	0.05	2.40

Less Distributions:
Distributions (from net investment income)	(0.11)	(0.21)	(0.04)	(0.01)	(0.16)

Total Distributions	(0.11)	(0.21)	(0.04)	(0.01)	(0.16)

Redemption Fees Added to Paid-in Capital (Note 1)	0.00 (b)	0.00 (b)	0.06	0.00 (b)	–

Net Asset Value, End of Year	$13.96	$12.38	$12.41	$12.63	$12.59

Total Return(c)	13.64%	1.60%	(1.44% )	0.40%	23.31%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,879	$3,696	$4,324	$1,671	$7,805
Average Net Assets for the Year (000s)	$3,091	$4,479	$1,975	$4,014	$6,959
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.76%	1.87%	2.04%	2.84%	3.47%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.60% (e)	2.00%
Ratio of Net Investment Income to Average Net Assets	0.77%	1.33%	0.97%	0.79%	0.20%
Portfolio Turnover Rate	5%	2%	2%	12%	9%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(e)	Effective June 30, 2014, the net expense limitation changed from 1.75% to 1.00%, excluding 12b-1 fees.

See Notes to Financial Statements.

Annual Report | March 31, 2018	37

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Institutional Class	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015(a)

Net Asset Value, Beginning of Period	$12.38	$12.38	$12.64	$12.56

Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.11	0.19	0.10	0.03
Net Realized and Unrealized Gain/(Loss) on Investments	1.62	0.05	(0.28)	0.09	(c)

Total from Investment Operations	1.73	0.24	(0.18)	0.12

Less Distributions:
Distributions (from net investment income)	(0.13)	(0.24)	(0.08)	(0.04)

Total Distributions	(0.13)	(0.24)	(0.08)	(0.04)

Redemption Fees Added to Paid-in Capital (Note 1)	0.00 (d)	0.00 (d)	0.00 (d)	–

Net Asset Value, End of Period	$13.98	$12.38	$12.38	$12.64

Total Return(e)	13.97%	2.09%	(1.47% )	0.94%	(f)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$35,967	$29,239	$29,676	$13,266
Average Net Assets for the Period (000s)	$33,521	$29,244	$21,936	$12,783
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.51%	1.61%	1.79%	2.54%	(g)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.00%	1.00%	1.00%	1.00%	(g)
Ratio of Net Investment Income to Average Net Assets	0.83%	1.56%	0.79%	0.37%	(g)
Portfolio Turnover Rate	5%	2%	2%	12%	(f)(h)

(a)	The Fund began offering Institutional Class Shares on August 1, 2014.
(b)	Calculated using average shares method.
(c)
The amount of net realized and unrealized gain on investment per share for the period ended March 31, 2015 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(d)	Less than $0.005 per share.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Not Annualized.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2015.

See Notes to Financial Statements.

38	www.browncapital.com

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, Beginning of Year	$11.90	$11.42	$26.49	$26.92	$21.87

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.07)	(0.06)	(0.08)	(0.15)	(0.14)
Net Realized and Unrealized Gain/(Loss) on Investments	1.76	1.15	(3.77)	1.53	5.19

Total from Investment Operations	1.69	1.09	(3.85)	1.38	5.05

Less Distributions:
Distributions (from capital gains)	(2.42)	(0.61)	(11.22)	(1.81)	–

Total Distributions	(2.42)	(0.61)	(11.22)	(1.81)	–

Net Asset Value, End of Year	$11.17	$11.90	$11.42	$26.49	$26.92

Total Return(b)	14.90%	9.83%	(15.04% )	5.60%	23.09%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$8,369	$8,569	$11,954	$23,163	$29,763
Average Net Assets for the Year (000s)	$8,316	$9,848	$17,647	$28,207	$28,217
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(c)	2.00%	1.96%	1.60%	1.28%	1.27%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.56% )	(0.53% )	(0.43% )	(0.57% )	(0.58%	)
Portfolio Turnover Rate	28%	45%	37%	41%	16%

(a)	Calculated using average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2018	39

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, Beginning of Year	$12.25	$11.70	$26.77	$27.11	$21.94

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.04)	(0.03)	(0.02)	(0.08)	(0.08)
Net Realized and Unrealized Gain/(Loss) on Investments	1.81	1.19	(3.83)	1.55	5.25

Total from Investment Operations	1.77	1.16	(3.85)	1.47	5.17

Less Distributions:
Distributions (from capital gains)	(2.42)	(0.61)	(11.22)	(1.81)	–

Total Distributions	(2.42)	(0.61)	(11.22)	(1.81)	–

Net Asset Value, End of Year	$11.60	$12.25	$11.70	$26.77	$27.11

Total Return(b)	15.14%	10.20%	(14.87% )	5.90%	23.56%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$12,217	$11,432	$11,373	$56,385	$53,052
Average Net Assets for the Year (000s)	$11,502	$10,675	$21,677	$53,622	$45,629
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.75%	1.72%	1.35%	1.04%	1.02%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.31% )	(0.27% )	(0.08% )	(0.30% )	(0.33%	)
Portfolio Turnover Rate	28%	45%	37%	41%	16%

(a)	Calculated using average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

40	www.browncapital.com

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Investor Class	March 31, 2018	March 31, 2017	March 31, 2016(a)

Net Asset Value, Beginning of Period	$11.70	$10.31	$10.00

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.05)	(0.03)	(0.02)
Net Realized and Unrealized Gain on Investments	4.66	1.64	0.33

Total from Investment Operations	4.61	1.61	0.31

Less Distributions:
Distributions (from capital gains)	(0.04)	(0.22)	–

Total Distributions	(0.04)	(0.22)	–

Redemption Fees Added to Paid-in Capital (Note 1)	0.00 (c)	–	–

Net Asset Value, End of Period	$16.27	$11.70	$10.31

Total Return(d)	39.49%	15.84%	3.10%	(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$3,417	$891	$319
Average Net Assets for the Period (000s)	$1,465	$590	$157
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(f)	3.73%	7.99%	13.59%	(g)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(f)	1.50%	1.50%	1.50%	(g)
Ratio of Net Investment Loss to Average Net Assets	(0.36% )	(0.28% )	(0.31%	)(g)
Portfolio Turnover Rate	3%	11%	–%	(e)(h)

(a)	The Fund began offering Investor Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not Annualized.
(f)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.
(g)	Annualized.
(h)	Less than 0.5%.

See Notes to Financial Statements.

Annual Report | March 31, 2018	41

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Institutional Class	March 31, 2018	March 31, 2017	March 31, 2016(a)

Net Asset Value, Beginning of Period	$11.75	$10.32	$10.00

Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(b)	(0.03)	0.00 (c)	(0.02)
Net Realized and Unrealized Gain on Investments	4.70	1.65	0.34

Total from Investment Operations	4.67	1.65	0.32

Less Distributions:
Distributions (from capital gains)	(0.04)	(0.22)	–

Total Distributions	(0.04)	(0.22)	–

Redemption Fees Added to Paid-in Capital (Note 1)	0.00 (c)	–	–

Net Asset Value, End of Period	$16.38	$11.75	$10.32

Total Return(d)	39.84%	16.21%	3.20%	(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$27,547	$5,225	$2,525
Average Net Assets for the Period (000s)	$14,171	$3,772	$2,201
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	3.09%	7.83%	13.34%	(f)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.25%	1.25%	1.25%	(f)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.22% )	0.03%	(0.33%	)(f)
Portfolio Turnover Rate	3%	11%	–%	(e)(g)

(a)	The Fund began offering Institutional Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not Annualized.
(f)	Annualized.
(g)	Less than 0.5%.

See Notes to Financial Statements.

42	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as a diversified, open-end management investment company, as those terms are defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On August 1, 2014, the Fund began to offer Institutional Shares.

The primary investment objective of the Mid Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid Company Fund seeks to achieve its investment objective by investing in equity securities of companies with total operating revenues of $500 million to $10 billion at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment. The Fund commenced operations on September 30, 2015 and offers Investor and Institutional shares classes.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Annual Report | March 31, 2018	43

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

Fair Value Measurement
In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2018:

Small Company Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$4,328,587,196	$–	$–	$4,328,587,196
Short Term Investments	203,125,889	–	–	203,125,889

Total	$4,531,713,085	$–	$–	$4,531,713,085

International Equity Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$37,699,319	$–	$–	$37,699,319
Short Term Investments	1,106,342	–	–	1,106,342

Total	$38,805,661	$–	$–	$38,805,661

Mid Company Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$20,144,880	$–	$–	$20,144,880
Short Term Investments	453,134	–	–	453,134

Total	$20,598,014	$–	$–	$20,598,014

44	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

International Small Company Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$29,549,218	$–	$–	$29,549,218
Short Term Investments	1,304,078	–	–	1,304,078

Total	$30,853,296	$–	$–	$30,853,296

* See Schedule of Investments for industry/country classifications.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between Levels 1, 2, and 3 during the period.

For the year ended March 31, 2018, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Foreign Currency Translation (International Equity Fund and International Small Company Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

In-Kind Subscriptions
On June 27, 2017, the Small Company Fund received portfolio securities rather than cash as payment for certain subscriptions of Fund shares (in-kind subscriptions). The proceeds for the in-kind subscriptions, which are included in Subscriptions of shares in the Statements of Changes in Net Assets, were $11,021,051 and represented 0.29% of the Fund’s net assets on June 27, 2017.

Affiliated Companies
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2018, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

Annual Report | March 31, 2018	45

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

Brown Capital Management Small Company Fund

Security Name	Share Balance at March 31, 2017	Purchases	Purchases- In-Kind	Stock Split	Sales	Share Balance at March 31, 2018	Market Value at March 31, 2018	Dividends	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)

Abaxis, Inc.	1,579,364	–	4,500	–	(301,036)	1,282,828	$90,593,313	$901,523	$25,304,782	$8,990,191
American Software, Inc. - Class A	1,827,932	–	9,500	–	–	1,837,432	23,886,616	807,425	4,995,344	–
Balchem Corp.	1,743,048	294,038	5,000	–	–	2,042,086	166,940,531	839,948	(488,708)	–
DMC Global, Inc.	906,355	–	4,000	–	(46,129)	864,226	23,118,046	70,061	13,028,862	(588,476)
Endologix, Inc.	4,174,522	–	14,705	–	–	4,189,227	17,720,430	–	(12,578,105)	–
Geospace Technologies Corp.	727,019	–	2,000	–	(26,599)	702,420	6,932,885	–	(4,014,921)	(473,121)
Inogen, Inc.	696,525	394,151	3,250	–	–	1,093,926	134,377,870	–	41,471,421	–
Manhattan Associates, Inc.	3,161,446	1,361,695	10,000	–	–	4,533,141	189,847,945	–	(36,320,081)	–
Meridian Bioscience, Inc.	2,457,216	–	7,690	–	–	2,464,906	35,001,665	1,231,492	972,890	–
Neogen Corp.	2,555,909	158,619	7,500	907,342	–	3,629,370	243,131,496	–	63,284,105	–
NIC, Inc.	4,347,608	–	1,440	–	(95,909)	4,253,139	56,566,749	1,368,562	(29,094,334)	(264,949)
PROS Holdings, Inc.	1,983,740	–	8,000	–	–	1,991,740	65,747,337	–	17,553,146	–
Proto Labs, Inc.	1,970,237	225,417	5,000	–	–	2,200,654	258,686,878	–	136,229,104	–
Quality Systems, Inc.	4,308,257	–	13,400	–	–	4,321,657	58,990,618	–	(6,895,153)	–
Quidel Corp.	2,511,552	–	8,850	–	–	2,520,402	130,582,028	–	73,480,125	–
Sun Hydraulics Corp.	1,853,028	561,445	5,600	–	–	2,420,073	129,619,110	501,830	30,567,569	–
Vocera Communications, Inc.	1,610,995	–	7,115	–	–	1,618,110	37,896,136	–	(2,294,057)
Zoe’s Kitchen, Inc.	1,571,820	–	4,570	–	–	1,576,390	22,763,072	–	(6,372,313)	–

							$1,692,402,725	$5,720,841	$308,829,676	$7,663,645

Investments no longer affiliated as of March 31, 2018

ACI Worldwide, Inc.	7,017,735	–	20,000	–	(4,816,509)	2,221,226	$52,687,481	$–	$(17,915,088)	$28,176,648

Blackbaud, Inc.	2,696,297	–	8,000	–	(346,799)	2,357,498	240,016,871	1,159,647	55,603,821	6,887,297

							$292,704,352	$1,159,647	$37,688,733	$35,063,945

GRAND TOTAL							$1,985,107,077	$6,880,488	$346,518,409	$42,727,590

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

46	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions
The redemption fee is not a fee to finance sales or sales promotion expense, but is paid to the International Equity Fund and the International Small Company Fund to defray the costs of liquidating an investor and discouraging short term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds. During the year ended March 31, 2018, the International Equity Fund and the International Small Company Fund had redemption fees of $552 and $1,255, respectively.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees

			Expense	Advisory
Fund	Average Net Assets	Rate	Limitation Ratio	Fees Waived	Expenses Reimbursed

Small Company Fund	On all assets	1.00%	1.25%	$–	$–
International Equity Fund	First $100 million	0.90%	1.00%
	over $100 million	0.75%		188,385	–
Mid Company Fund	On all assets	0.75%	0.90%	148,620	19,961
International Small Company Fund	On all assets	1.00%	1.25%	155,734	137,867

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International Equity Fund, the Mid Company Fund and the International Small Company Fund, 1.25%, 1.00%, 0.90% and 1.25% of the average daily net assets of those Funds, respectively.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular Fund’s assets exceed $20 million for the Small Company Fund, the International Equity Fund and the International Small Company Fund or $15 million for the Mid Company Fund; (ii) the particular Fund’s total annual expense ratio is less than the percentage described above and does not exceed the Fund’s expense limitation at the time of recovery; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis. The amounts waived/reimbursed can be recouped up to three years from the date incurred.

Fund	Expires 2019	Expires 2020	Expires 2021

Small Company Fund	$–	$–	$–
International Equity Fund	189,191	206,394	188,385
Mid Company Fund	177,320	167,978	168,581
International Small Company Fund	143,356	286,299	293,601

Annual Report | March 31, 2018	47

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee.

Compliance Services
The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan
Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International Equity Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b-1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust
 The Law Offices of John H. Lively and Associates, Inc., a member firm of Practus, LLC, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

One Trustee and officers of the Trust are also employees and/or officers of the Advisor.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.

	Purchases of	Proceeds From
Fund	Securities	Sales of Securities

Small Company Fund	$472,244,335	$590,812,942
International Equity Fund	3,095,301	1,609,022
Mid Company Fund	5,297,174	7,312,812
International Small Company Fund	18,760,369	529,023

For the year ended March 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases of	Proceeds From Sales of
Fund	Securities	Securities

Small Company Fund	$11,021,051	$–

48	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2015-2017 and as of and during the year ended March 31, 2018, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains. For the fiscal year ended March 31, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)

Small Company Fund	$(15,900,150)	$33,622,412	$(17,722,262)
International Equity Fund	(806,096)	(844)	806,940
Mid Company Fund	–	98,812	(98,812)
International Small Company Fund	–	36,265	(36,265)

Included in the amounts reclassified to paid in capital were net operating losses of $15,900,150 for Small Company Fund and expiring capital loss carryovers of $806,096 for International Equity Fund.

At March 31, 2018, the tax-basis cost of investments were as follows:

	Small Company Fund	International Equity Fund	Mid Company Fund	International Small Company Fund

Gross unrealized appreciation (excess of value over tax cost)	$2,379,686,731	$9,861,850	$6,373,716	$6,665,669
Gross unrealized depreciation (excess of tax cost over value)	(129,226,313)	(1,317,184)	(411,625)	(796,795)
Net appreciation (depreciation) of foreign currency	–	2,897	–	331

Net unrealized appreciation	$2,250,460,418	$8,547,563	$5,962,091	$5,869,205

Cost of investments for income tax purposes	$2,281,252,667	$30,260,995	$14,635,923	$24,984,422

At March 31, 2018, the tax–basis components of net assets were as follows:

	Small Company Fund	International Equity Fund	Mid Company Fund	International Small Company Fund

Accumulated Ordinary Income	$–	$32,777	$97,170	$–
Accumulated Capital Gain/(Loss)	83,173,496	(421,870)	447,629	–
Unrealized Appreciation	2,250,460,418	8,547,563	5,962,091	5,869,205
Other Cumulative Effect of Timing Differences	(9,748,773)	–	–	(1,017)

Total	$2,323,885,141	$8,158,470	$6,506,890	$5,868,188

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and tax basis of passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2018, International Equity Fund elects to defer to the period ending March 31, 2019, capital losses recognized during the period November 1, 2017 to March 31, 2018 in the amount of $42,642.

Small Company Fund and International Small Company Fund elect to defer to the period ending March 31, 2019, late year ordinary losses in the amounts of $9,748,773 and $1,017, respectively.

Annual Report | March 31, 2018	49

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2018

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Brown Capital Management International Equity Fund had post-enactment capital losses for short-term in the amount of $47,722 and long-term in the amount of $331,506.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

	Small Company Fund		International Equity Fund		Mid Company Fund		International Small Company Fund
Distributions Paid From:	2018	2017	2018	2017	2018	2017	2018	2017

Ordinary Income	$–	$–	$353,612	$580,723	$39,923	$–	$55,420	$97,274
Long-term capital gains	232,747,217	173,097,000	–	–	3,596,752	1,000,982	14,176	–

Total	$232,747,217	$173,097,000	$353,612	$580,723	$3,636,675	$1,000,982	$69,596	$97,274

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, Officers and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2018, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee of the Trust receives a $29,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

7. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2018, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

50	www.browncapital.com

The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid Company Fund, and The Brown Capital Management International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid Company Fund, and The Brown Capital Management International Small Company Fund, each a series of shares of beneficial interest in Brown Capital Management Mutual Funds (the “Funds”), including the schedules  of investments, as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years and periods presented, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Brown Capital Management Mutual Funds since 2005 ..

Philadelphia, Pennsylvania
May 29, 2018

Annual Report | March 31, 2018	51

The Brown Capital Management Mutual Funds

Fund Expenses	March 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expense Ratio(a)	Expenses Paid During Period October 1, 2017 to March 31, 2018(b)

Small Company Fund
Investor
Actual	$1,000.00	$1,126.20	1.25%	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$1,127.20	1.05%	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	1.05%	$5.29

International Equity Fund
Investor
Actual	$1,000.00	$1,031.40	1.25%	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$1,032.90	1.00%	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

Mid Company Fund
Investor
Actual	$1,000.00	$1,107.20	1.15%	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.15%	$5.79
Institutional
Actual	$1,000.00	$1,108.90	0.90%	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	0.90%	$4.53

International Small Company Fund
Investor
Actual	$1,000.00	$1,187.80	1.50%	$8.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.50%	$7.54
Institutional
Actual	$1,000.00	$1,188.90	1.25%	$6.82
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365.

52	www.browncapital.com

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-877-892-4226 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ Form N Q by calling the Funds at 1-877-892-4226. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”). At a meeting of the Trust’s Board of Trustees (“Board”) held on March 21, 2018, the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel dated February 5, 2018 and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Small Company Fund, the International Equity Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and

Annual Report | March 31, 2018	53

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2018 (Unaudited)

limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the quality of the Advisor’s personnel and the commitment to enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. They discussed the Advisor’s hiring of an additional investment team member to assist with its international investment program. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund outperformed its Morningstar peers and benchmark index for the 3-month, 1-year, 3-year, 5-year and 10-year periods ended December 31, 2017. The Trustees observed that the Mid Company Fund outperformed its peers and benchmark index for the most recent quarter and it underperformed its Morningstar peers and benchmark index for the 1-year, 3-year and 5-year periods ended December 31, 2017. The Trustees further observed that for the 10-year period ended December 31, 2017 the Mid Company Fund underperformed relative to its benchmark index but outperformed its peer group. The Trustees observed that the International Equity Fund outperformed its Morningstar peers and benchmark index for the quarterly period ended December 31, 2017. They further observed that International Equity Fund outperformed its Morningstar peers and benchmark index for the 5-year period but underperformed its peers and benchmark index for the 1-year, 3-year and 10-year periods ended December 31, 2017. The Trustees observed that the International Small Company Fund outperformed its Morningstar peers and benchmark index for the quarterly and 1-year periods ended December 31, 2017. They further observed that International Small Company Fund outperformed its benchmark index for the since inception period ended December 31, 2017. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds although the Trustees noted the Advisor’s representation that the differences generally could be attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, this foregoing observation assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. Generally, the performance comparisons were based on periods ending December 31, 2017. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Small Company Fund, the Trustees observed that the management fee was higher than the Morningstar category average, but the overall net expense ratio of the Institutional Class was below the category average while Investor Class was slightly higher than the category average. With respect to the Mid Company Fund, the Trustees observed that the management fee was the same as the Morningstar category average and that the overall net expense ratio of each Class was below the category average. With respect to the International Equity Fund, the Trustees observed that the management fee was higher than the Morningstar category average and the net expense ratio of Institutional Class was below the category average while the Investor Class was slightly higher than the category average. With respect to the International Small Company Fund, the Trustees observed that the management fee is below the Morningstar category average and the overall net expense ratio for the Institutional Class was below the category average while the Investor Class was slightly higher than the category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to determine how the Funds compared to other similar products. The Trustees also considered the management fees of the Funds compared to the management fees paid to the Advisor to manage separate accounts with substantially similar strategies. It was noted that differences in fees paid by the Funds and by the separately managed accounts were due largely to the costs associated with managing the Funds and management of flows into the Funds. The Trustees noted that with regard to

54	www.browncapital.com

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2018 (Unaudited)

each of the Small Company Fund and the International Equity Fund, BCM indicated it was profitable. They discussed the level of BCM’s profitability as it relates to the Small Company Fund, noting that shareholders have benefited from BCM’s strong performance record over both short- and long-term periods. The Trustees further noted that with regard to the Mid Company Fund and the International Small Company Fund, BCM indicated that it was not profitable after a reasonable deduction for its expenses associated with managing the respective Funds.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor is of the view that with small company funds, there are capacity constraints making breakpoints less appropriate with such funds. As a result, the Trustees concluded that the advisory fee structure of the Small Company Fund, the Mid Company Fund and the International Small Company Fund would not directly result in economies of scale. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, reflect those economies of scale. The Trustees also considered that the Mid Company Fund, the International Equity Fund and the International Small Company Fund, would continue to benefit from their expense limitation arrangements until the Funds’ assets grew to a level where the Funds’ expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. The Trustees noted that the Small Company Fund was currently operating below the expense limitation arrangement and, as a result, shareholders were not directly benefiting from it being in place at this time. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the absence of affiliated companies (other than certain portfolio holdings of the Small Company Fund); the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the Agreement upon the terms and for the compensation described therein.

4. TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2017:

Qualified Dividend Income: 100%
Dividend Received Deduction: 10.61%

The Brown Capital Management International Small Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2017:

Qualified Dividend Income: 100%
Dividend Received Deduction: 1.70%

Annual Report | March 31, 2018	55

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2018 (Unaudited)

The Brown Capital Management Mid Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2017:

Qualified Dividend Income: 100%
Dividend Received Deduction: 100%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $232,747,217 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $3,596,752 as long-term capital gain dividends. Brown Capital Management International Small Company Fund designated $14,176 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $67,728 and foreign source income in the amount of $720,417 for federal income tax purposes for the year ended March 31, 2018. The Brown International Small Company Fund designates foreign taxes paid in the amount of $7,511 and foreign source income in the amount of $141,585 for federal income tax purposes for the year ended March 31, 2018.

56	www.browncapital.com

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2018 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer is 1201 N. Calvert Street, Baltimore, Maryland 21202.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

James H. Speed, Jr. 64	Trustee, Chairman	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4	Independent Trustee of the following: Starboard Investment Trust for its 17 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its two series; Chesapeake Investment Trust for its one series; and Centaur Mutual Funds for its one series (all registered investment companies)Member of Board of Directors of M&F Bancorp and Investors Title Company.

Louis G. Hutt, Jr. 63	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm (from 1983 to present)	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis.

Claude Z. Demby, 53	Trustee	Since October 2014	Senior Vice President of Strategy and Business Development Cree since 2017 to Present. Vice president and General Manager of Semi-Conductor Materials Business between 2014 to 2017; President and CEO of Noel Group (international group of manufacturing businesses) from 2008 to 2014.	4	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Valour Academy Schools.

Interested Trustees*

Keith A. Lee, 57	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	President and Chief Operating Officer of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	4	None

*	Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.

Annual Report | March 31, 2018	57

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2018 (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Other Officers

Robert Young, 48	Vice President	Since 2011	Managing Director/Co-Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a

John H. Lively, 49	Secretary	Since 2011	Attorney, The Law Offices of John H. Lively Associates, Inc. (law firm), March 2010 to present.	n/a	n/a

Cecil Flamer, 71	Treasurer, and Principal Financial Officer	Since 2011	Senior Vice President, Treasurer and Chief Administrative Officer, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 49	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

58	www.browncapital.com

Intentionally Left Blank

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2018, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr. and Louis G. Hutt. Mr. Speed and Mr. Hutt are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2017 and March 31, 2018 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2017	2018
The Brown Capital Management Small Company Fund	$14,000	$14,000
The Brown Capital Management International Equity Fund	$12,500	$12,500
The Brown Capital Management Mid Company Fund	$12,500	$12,500
The Brown Capital Management International Small Company Fund	$12,500	$12,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2017 and March 31, 2018 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2017 and March 31, 2018 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2017	2018
The Brown Capital Management Small Company Fund	$2,000	$2,000
The Brown Capital Management International Equity Fund	$2,000	$2,000
The Brown Capital Management Mid Company Fund	$2,000	$2,000
The Brown Capital Management International Small Company Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2017 and 2018 were $8,000, respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee Keith A. Lee Trustee, President and Principal Executive Officer

Date: May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee Keith A. Lee Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: May 30, 2018

By: (Signature and Title)	/s/ Cecil E. Flamer Cecil E. Flamer Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: May 30, 2018